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                                                                   EXHIBIT 10.12












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                          REGISTRATION RIGHTS AGREEMENT


                          DATED AS OF JANUARY 28, 1998

                                 BY AND BETWEEN

                             THE CATALYST FUND, LTD.

                                       AND


                                 ACR GROUP, INC.


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                          REGISTRATION RIGHTS AGREEMENT

                                TABLE OF CONTENTS


Section 1. DEFINITIONS

Section 2. REGISTRATION RIGHTS

         2.1      Piggyback Registration..........................................................................2
         2.2      Demand Registration Rights......................................................................3
                  (a)      Right to Demand........................................................................3
                  (b)      Number of Demand Registrations; Payment of Expenses....................................4
                  (c)      Selection of Underwriters..............................................................5
                  (d)      Company Registration...................................................................5
                  (e)      Limitations on Registration Rights.....................................................5
         2.3      Holdback Agreements; Requirements of the Holder.................................................7
                  (a)      Restrictions on Public Sale by the Holder..............................................7
                  (b)      Restrictions on Public Sale by the Company.............................................7
                  (c)      Cooperation by Holder..................................................................7
         2.4      Registration Procedures.........................................................................7
         2.5      Registration Expenses..........................................................................11
         2.6      Indemnification; Contribution..................................................................12
                  (a)      Indemnification by the Company........................................................12
                  (b)      Indemnification by Holders of Registrable Securities..................................12
                  (c)      Conduct of Indemnification Proceedings................................................13
                  (d)      Contribution..........................................................................13
         2.7      Participation in Underwriting Registrations....................................................14
         2.8      Rule 144; Information..........................................................................14

SECTION 3. OTHER REGISTRATION RIGHTS
         3.1      Future Rights..................................................................................15
         3.2      Representation and Warranty....................................................................15

SECTION 4. MISCELLANEOUS
         4.1      Recapitalization, Exchanges, etc...............................................................15
         4.2      Opinions.......................................................................................16
         4.3      Notices........................................................................................16
         4.4      Applicable Law.................................................................................16
         4.5      Amendment and Waiver...........................................................................16
         4.6      Remedy for Breach of Contract..................................................................17
         4.7      Severability...................................................................................17
         4.8      Counterparts...................................................................................17
         4.9      Headings.......................................................................................17
         4.10     Binding Effect.................................................................................17
         4.11     Entire Agreement...............................................................................17
         4.12     Multiple Holders...............................................................................17



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                          REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement (this "Agreement") is entered into and made as of January 28, 1998, by and among ACR Group, Inc., a Texas corporation having its headquarters at 3200 Wilcrest, #440, Houston, Texas 77042 (the "Company"), and The Catalyst Fund, Ltd., a Texas limited partnership having its headquarters at Three Riverway, Suite 770, Houston, Texas 77056 ("Catalyst").

         The Company has agreed to grant certain demand and piggyback registration rights to Catalyst in connection with the issuance by the Company of the Warrant (as hereinafter defined) to Catalyst.

         NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the panics hereto agree as follows:

         SECTION 1. DEFINITIONS. As used in this Agreement, the following terms have the respective meanings set forth below or set forth in the Section or paragraph following such term:

         ADVICE - Section 2.4.

         AGENT - Section 2.6(a).

         AGREEMENT- introductory paragraph.

         BUSINESS DAY - day other than a Saturday, Sunday or legal holiday for commercial banks in the State of Texas.

         CATALYST- introductory paragraph.

         COMMISSION- the Securities and Exchange Commission.

         COMMON STOCK - the Company's Common Stock, $.01 par value per share, or any successor class of the Company's Common Stock.

         COMPANY- introductory paragraph.

         DEMAND NOTICE - Section 2.2.(a)(i).

         DEMAND REGISTRATION - Section 2.2(a)(1).

         EXCHANGE ACT - the Securities Exchange Act of 1934, as amended.


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         HOLDER - Catalyst, any limited or general partner of Catalyst to whom
Registrable Securities are distributed by Catalyst and any Person holding Registrable Securities.

         HOLDERS' REPRESENTATIVE- Section 4.12.

         INSPECTORS- Section 2.4(n).

         LIABILITIES - Section 2.6(a).

         1933 ACT - the Securities Act of 1933, as amended.

         PERSON - any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or a political subdivision, agency or instrumentality thereof or other entity or organization of any kind.

         PIGGYBACK REGISTRATION - Section 2.1(a).

         RECORDS- Section 2.4(n).

         REGISTRABLE SECURITIES - any (i) shares of Common Stock or other securities issued or issuable pursuant to the Warrant and (ii) any securities issued in exchange for, as a dividend on, or in replacement or upon conversion of, or otherwise issued in respect of (including securities issued in a stock dividend, split or recombination or pursuant to the exercise of preemptive rights), any shares of Common Stock or other securities described in clause (i), until such time as such securities have been (w) distributed to the public pursuant to a registration statement covering such securities that has been declared effective under the 1933 Act, (x) distributed to the public in accordance with the provisions of Rule 144 (or any similar provision then in force) under the 1933 Act, (y) repurchased by the Company, or (z) registered before issuance to a Holder.

         REGISTRATION EXPENSES - Section 2.5.

         WARRANT - that certain Warrant (No. 8) of even date herewith for the purchase of 50,000 shares (subject to adjustment as provided therein) of Common Stock granted by the Company to Catalyst and, collectively, any and all warrants issued in substitution or replacement of such Warrant.

         SECTION 2. REGISTRATION RIGHTS.

         2.1 PIGGYBACK REGISTRATION.

         (a) If the Company proposes to file a registration statement under the 1933 Act with respect to an offering by the Company for its own account or for the account of any other Person of any class of equity security, including any security convertible into or exchangeable for any equity security, then the Company shall in each case give written notice of such proposed filing to the

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Holder at least shiny days before the anticipated filing date, and such notice shall offer the Holder the opportunity to register such number of Registrable Securities as the Holder may request (a "Piggyback Registration"). The Company shall use reasonable diligence to cause the managing underwriter or underwriters of a proposed underwritten offering to permit the Holder to include the Registrable Securities requested by the Holder to be included in the registration statement and in such offering on the same terms and conditions as any similar securities of the Company included therein, to the extent permitted by applicable law. Notwithstanding the foregoing, if the managing underwriter or underwriters of such offering delivers a written opinion to the Holder that the total amount of securities which the Holder requests to include in such offering is sufficiently large to materially and adversely affect the success of such offering, then the amount or kind of Registrable Securities to be offered for the accounts of all Persons whose shares of Registrable Securities were requested to be included in such offering shall be reduced pro rata with respect to each such Person to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing underwriter, such a reduction not to include shares of (i) if the registration initially occurs at the insistence of the Company, the Company or
(ii) if such registration occurs due to a demand under a right similar to that in Section 2.2 hereof, shares of the Person making that demand.

         (b) Notwithstanding anything to the contrary contained in Section 2.1(a), the Company shall not be required to include Registrable Securities in any registration statement pursuant to this Section 2.1 if the proposed registration is (i) a registration of a stock option or other employee incentive compensation plan or of securities-issued or issuable pursuant to any such plan,
(ii) a registration of securities issued or issuable pursuant to a stockholder reinvestment plan or other similar plan, (iii) a registration of securities issued in exchange for any securities or any assets of, or in connection with a merger or consolidation with, an unaffiliated company, or (iv) a registration of securities pursuant to a "rights" or other similar plan designed to protect the Company's stockholders from a coercive or other attempt to take control of the Company.

         (c) The Company may withdraw any registration statement and abandon any proposed offering initiated by the Company without the consent of the Holder notwithstanding the request of the Holder to participate therein in accordance with this provision, if the Company determines that such action is in the best interests of the Company and its stockholders (for this purpose, the interests of the Holder shall not be considered).

         2.2 DEMAND REGISTRATION RIGHTS.

         (a) RIGHT TO DEMAND.

         (i) Subject to the conditions stated hereinafter in this Section 2.2(a), beginning 18 months after the date hereof, the Holder may make a written request to the Company for registration with the Commission of the sale of all or part of the Registrable Securities owned by the Holder under and in accordance with the provisions of the 1933 Act (a "Demand Registration"); provided that the Company may if necessary delay the filing of any registration statement relating to any such Demand Registration for such reasonable period of time as is necessary to prepare the financial

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statements of the Company for the fiscal period most recently ended prior to such written request; provided further, however, that the Holder will use its good-faith, reasonable efforts to time its requests for the Demand Registration (within the meaning of Section 2.2(b)) in such a manner so as to minimize, to the extent possible, the cost of such Demand Registration to the Company; provided further, however, that the preceding proviso shall in no way limit the rights of the Holder to realize the maximum possible value for their shares of Registrable Securities to be offered to the public under such Demand Registration; provided further that the effective date of any registration statement relating to any such Demand Registration shall occur as soon as practicable, and no later than 75 days after the written request for a Demand Registration is made by the Holder or the Holders' Representative, as applicable, in the manner described in the first sentence of this Section 2.2(a)(i) (unless a delay beyond such 75-day period occurs despite the Company's having acted with diligence and good faith towards obtaining the effectiveness of such registration statement within such 75-day period); and provided further that in the event that more than one Person shall constitute the "Holder" under this Agreement, any such written request for a Demand Registration may be made only by the Holders' Representative.

         (ii) All requests made pursuant to this Section 2.2(a) will specify the amount and kind of securities to be registered, the Person or Persons who is the owner of such Registrable Securities, and will also specify the intended methods of disposition thereof. Notwithstanding anything to the contrary in this Section 2.2, the Company shall not be obligated to take any action with respect to a request for a Demand Registration by the Holder unless such request would involve the registration with the Commission of at least 100 shares of Registrable Securities; and provided further, however, that if any other Person shall have rights to request a Piggyback Registration of its securities in a registration requested pursuant to this Agreement, the number of shares of Securities requested by such Person to be included in a Demand Registration pursuant hereto shall be counted towards determining whether the 100 share threshold set forth in the first clause of this sentence shall have been reached; and provided further, however, that if, in accordance with the provisions of this sentence, the Company shall not be obligated to proceed with a Demand Registration subsequent to a request therefor by the Holder, such request shall be treated as if it had never been made, provided that the Company gives the Holder as soon as practicable after the determination has been made that fewer than 100 shares of Registrable Securities were requested to be included therein by the Holder a notice stating that the Company will not proceed with such requested Demand Registration and the reason therefor.

         (b) NUMBER OF DEMAND REGISTRATIONS; PAYMENT OF EXPENSES. The Holder shall be entitled to one (1) Demand Registration (which, except as provided to the contrary in the immediately succeeding sentence, must become effective to count as having occurred). The Holder shall pay all Registration Expenses (as hereinafter defined) of the Demand Registration (and, until a Demand Registration becomes effective, of each attempted Demand Registration that does not become effective); provided, however, that if the Holder, prior to the date that a Demand Registration becomes effective, chooses in its sole discretion not to sell the Registrable Securities requested by it to be included in such Demand Registration, such Demand Registration shall count as having occurred, notwithstanding anything to the contrary in the first sentence of this Section 2.2(b); provided further that if (x) the Holder prior to the date that the registration statement for a

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Demand Registration has been filed with the Commission, chooses in its sole discretion not to require the Company to file such registration statement pursuant to a notice to such effect to the Company or (y) the Holder, prior to the Date that the registration statement for a Demand Registration has been filed with the Commission or thereafter but prior to the date that the Demand Registration becomes effective, releases the Company of its obligation to proceed toward obtaining the effectiveness of such registration statement for such Demand Registration pursuant to a request for such release by the Company, such Demand Registration shall not count as having occurred for purposes of this
Section 2.2(b) and the request for such Demand Registration shall be treated as if it had never been made. The Company shall not be obligated to file a registration statement on Form S-1 under the 1933 Act, or any successor forms, with respect to a Demand Registration under Section 2.2(a), and the Company's registration statement filing obligations pursuant to this Agreement may be fulfilled by it by its filing, in accordance with the provisions of this Agreement, of registration statements on Form S-2 or Form S-3 under the 1933 Act. or any successor forms.

         (c) SELECTION OF UNDERWRITERS. If any Demand Registration is an underwritten offering, the Holder will select a managing underwriter or underwriters acceptable to the Company to administer the offering, which acceptance will not be unreasonably withheld or delayed.

         (d) COMPANY REGISTRATION. Notwithstanding the provisions of Sections 2.2(a)-(c),the Company shall not be obligated to effect a registration requested pursuant to Sections 2.2(a)-(c) if (i) within 10 days after receiving the notice provided by the Holder under Sections 2.2(a)-(c), the Company notifies Holder of its intention to file a registration statement for a firm commitment underwritten public offering of Common Stock for the account of the Company and, within 120 days after providing such notice, the Company files a registration statement for such offering and (ii) the Company has never before exercised its rights under this Section 2.2(d). In such case, the Holder shall have all the rights provided herein as if no such Demand Registration had been requested. If at any time the Company fails to diligently pursue any such registration statement or offering, the provisions of the first sentence of this Section 2.2(d) shall not apply, and the Company shall be obligated, upon abandoning such registration statement for such offering for any reason, to satisfy its obligations under Sections 2.2(a)-(c). With respect to such Company registration, the Company shall have the sole authority to select or terminate the employment of underwriters, and to make all decisions in connection with the filing, effectiveness and consummation of the proposed offering, subject to the express provisions hereof.

         (e) LIMITATIONS ON REGISTRATION RIGHTS. The obligations of the Company under Sections 2.2(a)-(c) are subject to each of the following limitations, conditions and qualifications:

             (1) The Company shall be entitled to postpone for a reasonable period of time (not exceeding 60 days) the filing (but not the preparation) of any registration statement otherwise required to be prepared and filed by it pursuant hereto if, at the time the Company receives a request for such registration, the Company is in possession of material non-public information that would be required to be disclosed in a registration statement but that has not been and will otherwise not be disclosed to the public and the Company deems disclosure not to be in the best interests of the Company and its stockholders generally (without

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         considering the interests of the Holder). The Company shall be entitled to postpone the filing of such a registration statement for additional periods of time (not to exceed in any event an aggregate of 90 days) if it delivers to the Holder an opinion of counsel to the effect that there is a reasonable likelihood that the filing of a registration statement would result in the disclosure of material nonpublic information that would be required to be disclosed in a registration statement, the disclosure of which at such time appears not to be in the best interests of the Company and its stockholders.

                  (2) The Company shall be entitled to postpone for a reasonable period of time (as short as practicable, but not exceeding 180 days) the distribution of preliminary or final prospectuses under any registration statement required to be prepared and filed by it pursuant hereto, if at the time such distribution would otherwise be made the Company is engaged in an issuer tender offer within the meaning of
         Section 13(e) of the Exchange Act for securities of the same class as the Registrable Securities that are proposed to be registered, unless the Holder or the Holders' Representative, as applicable, can obtain a no-action letter from the staff of the Commission to the effect that the staff would not recommend enforcement action to the Commission if offers or sales were made pursuant to a prospectus under such circumstances.

                  (3) The Company shall be entitled to postpone for a reasonable period of time (as short as practicable, but not exceeding 180 days) the effectiveness (but not the filing or preparation) of any registration statement otherwise required to be prepared and filed by it pursuant hereto if, within 10 Business Days after it receives a request for a registration pursuant hereto, the Company's investment banking firm determines (and the Company so notifies the Holder) that in its judgment, such registration and offering would materially interfere with any financing, acquisition, corporate reorganization or other material transaction involving the Company that prior to such request the Board of Directors of the Company had agreed by resolution to pursue.

                  (4) If, pursuant to a request for Demand Registration, the Company delivers to the Holder or the Holders' Representative, as applicable, an opinion of counsel to the effect that sales of Registrable Securities thereunder might cause the Company to lose a material amount of net operating losses or other tax carry forwards, the Company may postpone the filing of the registration statement otherwise required to be filed by it pursuant hereto, but only to the extent required to protect such carry forwards, and only if it is first determined that such protection cannot be effected by reducing the number of securities being registered.




         2.3  HOLDBACK AGREEMENTS; REQUIREMENTS OF THE HOLDER.

         (a) RESTRICTIONS ON PUBLIC SALE BY THE HOLDER. To the extent not inconsistent with applicable law, the Holder agrees that, during the Restriction Period, as defined below, it will not

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effect any public sale or distribution of the issue being registered or a similar security of the Company or any securities convertible into or exchangeable or exercisable for such securities, during the 14 days prior to, and during the 90-day period beginning on, the effective date of such registration statement (the "Restriction Period") (except as part of such registration), but only if and to the extent requested in writing (with reasonable prior notice) by the managing underwriter or underwriters in the case of an underwritten public offering by the Company of securities similar to the Registrable Securities.

         (b) RESTRICTIONS PUBLIC SALE BY THE COMPANY. The Company agrees not to effect any public sale or distribution of any securities being registered, or any securities similar to those being registered, or any securities convertible into or exchangeable or exercisable for such securities, during the 14 days prior to, and during the 90-day period beginning on, the effective date of any registration statement in which the Holder is participating (except (i) pursuant to such registration statement, or (ii) pursuant to sales to employee stock purchase or option plans which are exempt from the registration requirements of the 1933 Act, or (iii) pursuant to any other stock option or similar agreements which require the Company to issue securities in accordance with the terms of such agreements, which issuances set forth in clauses (ii) and (iii) preceding are exempt from the registration requirements of the 1933 Act).

         (c) COOPERATION BY HOLDER. The offering of Registrable Securities by the Holder shall comply in all respects with the applicable terms, provisions and requirements set forth in this Agreement, and the Holder shall timely provide the Company with all information and materials required to be included in a registration statement that (a) relate to the offering, (b) are in possession of the Holder, and (c) relate to the Holder, and to take all such action as may be reasonably required in order not to delay the registration and offering of the securities by the Company. The Company shall have no obligation to include in such registration statement shares of the Holder if the Holder has failed to furnish such information or materials and if, in the written opinion of counsel to the Company, such information and materials are required in order for the registration statement to be in compliance with the 1933 Act.

         2.4 REGISTRATION PROCEDURES. Whenever any Registrable Securities are to be registered pursuant to Sections 2.1 or 2.2, the Company will use reasonable diligence to effect the registration of such Registrable Securities in accordance with the intended method of disposition thereof as quickly as practicable and in accordance with the provisions of Section 2. In connection with any Piggyback Registration or Demand Registration, the Company shall as expeditiously as possible:

         (a) prepare and file with the Commission a registration statement that includes the Registrable Securities requested to be included therein in accordance with Section 2.1 or 2.2 and use reasonable diligence to cause such registration statement to become effective; provided, however, that at least ten Business Days before filing a registration statement or prospectus or any amendment or supplement thereto, including documents incorporated by reference therein, the Company will furnish to the Holder, and the underwriters, if any, draft copies of all such documents proposed to be filed, which documents will be subject to the review of the Holder and such underwriters, and the Company will not file any registration statement or prospectus or amendment or supplement thereto

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(including such documents incorporated by reference) to which the Holder or the underwriters with respect to such Registrable Securities, if any, shall reasonably object; and provided further, however, that if the Company, in the case of a Piggyback Registration, despite the reasonable objection of the Holder desires to proceed with the registration of its shares, the Holder may withdraw the Registrable Securities from being included in such offering, using its good-faith efforts to minimize delay caused by such withdrawal, and the Company may then, notwithstanding anything to the contrary in the immediately preceding proviso, proceed with such offering; the Company and the Holder acknowledge that such withdrawal by the Holder will delay such offering for as much time as is necessary to amend such registration statement or prospectus to reflect the withdrawal of such Registrable Securities from such offering;

         (b) prepare and file with the Commission such amendments and post-effective amendments to the registration statement as may be necessary to keep the registration statement effective for a period of twenty-four months (or such shorter period which will terminate when all Registrable Securities covered by such registration statement have been sold or withdrawn, but not prior to the expiration of the 90-day period referred to in Section 4(3) of the 1933 Act and Rule 174 thereunder, if applicable); cause the prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the 1933 Act; and comply with the provisions of the 1933 Act applicable to it with respect to the disposition of all securities covered by such registration statement during the applicable period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement or supplement to the prospectus; the Company shall not be deemed to have complied with its obligations hereunder to keep a registration statement effective during the applicable period if it voluntarily takes any action that would result in the prevention of the Holder from selling such Registrable Securities during that period unless such action is required under applicable law;

         (c) furnish to the Holder and the underwriter or underwriters, if any, without charge, such reasonable number of conformed copies of the registration statement and any post-effective amendment thereto and such reasonable number of copies of the prospectus (including each preliminary prospectus) and any amendments or supplements thereto, and any documents incorporated by reference therein, as the Holder or underwriter may request in order to facilitate the disposition of the Registrable Securities being sold by the Holder (it being understood that the Company consents to the use of the prospectus and any amendment or supplement thereto by the Holder and the underwriter or underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by the prospectus or any amendment or supplement thereto);


         (d) notify the Holder at any time when a prospectus relating thereto is required to be delivered under the 1933 Act, when the Company becomes aware of the happening of any event as a result of which the prospectus included in such registration statement (as then in effect) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and, as promptly as practicable thereafter, prepare and file with the Commission and furnish a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such

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Registrable Securities, such prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

         (e) use reasonable diligence to cause all Registrable Securities included in such registration statement to be listed, by the date of the first sale of Registrable Securities pursuant to such registration statement, on each securities exchange (including, for this purpose, NASDAQ) on which the Common Stock of the Company is then listed or proposed to be listed, if any;

         (f) make generally available to its security holders an earnings statement satisfying the provisions of Section 11(a) of the 1933 Act no later than 45 days after the end of the 12-month period beginning with the first day of the Company's first fiscal quarter commencing after the effective date of the registration statement, which earnings statement shall cover said 12-month period, which requirement will be deemed to be satisfied if the Company timely files complete and accurate information on such forms and reports as the Company may be required to file under the Exchange Act and otherwise complies with Rule 158 under the 1933 Act as soon as feasible;

         (g) notify the Holder of any stop order issued or threatened by the Commission in connection therewith and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered, and make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the registration statement at the earliest possible moment;

         (h) if requested by the managing underwriter or underwriters, promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters or the Holder reasonably requests to be included therein, including, without limitation, the purchase price being paid therefor by such underwriter or underwriters and any other terms of the underwritten offering of such Registrable Securities (excluding, however, information with respect to the number of Registrable Securities being sold to such underwriter or underwriters by the Holder), and promptly make all required filings of such prospectus supplement or post-effective amendment;

         (i) as promptly as practicable after filing with the Commission of any document which is incorporated by reference into a registration statement, deliver to the Holder as many copies of that document as may be reasonably requested by the Holder;


         (j) on or prior to the date on which the registration statement is declared effective, use reasonable diligence to register or qualify, and cooperate with the Holder the underwriter or underwriters, if any, and their counsel, in connection with the registration or qualification of the Registrable Securities covered by the registration statement for offer and sale under the securities or blue sky laws of each state and other jurisdiction of the United States as the Holder or underwriter reasonably requests in writing, to use reasonable diligence to keep each such registration or qualification effective, including through new filings, or amendments or renewals, during the period such registration statement is required to be kept effective and to do any and all other acts or things

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necessary or advisable to enable the disposition in all such jurisdictions of the Registrable Securities covered by the applicable registration statement; provided that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject; and provided, further, however, that while it is the present intention of the Holder to cooperate with the Company to keep the costs of compliance with state blue sky laws to a minimum, the Holder shall have the right to require compliance by the Company with the blue sky laws of as many states as the managing underwriter deems reasonably necessary in its good faith judgment to realize the maximum possible value for the Registrable Securities included in such registration statement;

         (k) cooperate with the Holder and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing securities to be sold under the registration statement and enable such securities to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, may request, subject to the underwriters' obligation to return any certificates representing securities not sold;

         (l) use reasonable diligence to cause the Registrable Securities covered by the registration statement to be registered with or approved by such other governmental agencies or authorities within the United States as may be necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such securities;

         (m) enter into such customary agreements (including an underwriting agreement in customary form) and take all such other reasonable actions as the Holder or the underwriters retained by the Holder participating in an underwritten public offering, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

         (n) make available for inspection by the Holder any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such seller or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be necessary to enable them to exercise their due diligence responsibility; and cause the Company's officers, directors and employees to-make available for inspection and/or copying all Records reasonably requested by any such Inspector in connection with such registration statement; provided however, that in the case of a second Demand Registration (within the meaning of Section 2.2(b)), the Holder shall bear the out-of-pocket costs of copying such documents as are requested by any such Inspector in accordance with this Section 2.4(n); and

         (o) use reasonable diligence to obtain a "cold comfort" letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters covering registration statements similar to the registration statement at issue as the Holder reasonably requests.

         The Holder, upon receipt of any notice from the Company of the occurrence of any event of the kind described in subsection (d) of this Section 2.4, will forthwith discontinue disposition of the Registrable Securities until the Holder's receipt of the copies of the supplemented or amended prospectus contemplated by subsection (d) of this Section 2.4 and copies of any additional or supplemental filings which are incorporated by reference in the prospectus, or until it is advised in writing (the "Advice") by the Company that the use of the prospectus may be resumed. If so directed by the Company, the Holder shall deliver to the Company (at the Company's expense) all copies in its possession or control, other than permanent file copies then in the Holder's possession, of the prospectus covering such Registrable Securities. In the event the Company shall give any such notice, the time periods mentioned in subsection (b) of this
Section 2.4 shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by subsection (d) of this Section 2.4 hereof or the Advice.

         If such registration statement refers to the Holder by name or otherwise as the holder of any securities of the Company then the Holder shall have the right to require (i) the insertion therein of language, in form and substance satisfactory to the Holder to the effect that the holding by such Holder of such securities is not to be construed as a recommendation of such Holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that the Holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such Holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force, the deletion of the reference to such Holder.

         2.5 REGISTRATION EXPENSES. Except as otherwise provided in Section 2.2(b), all expenses incident to the Company's performance of or compliance with this Agreement, including without limitation, all Commission and securities exchange or National Association of Securities Dealers, Inc. registration and filing fees, all fees and expenses (other than the pro rata portion of filing fees that are required by state law with respect to the securities to be sold) relating to compliance with securities or blue sky laws (including fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), all printing expenses, messenger and delivery expenses, internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), fees and expenses incurred in connection with the listing of the securities to be registered on securities exchanges, fees and disbursements of counsel for the Company and its independent certified public accountants (including the expenses required for "cold comfort" letters required by or incident to such performance), and fees and expenses of any special experts retained by the Company in connection with such registration (but not including any underwriting fees, discounts or commissions directly attributable to the sale of Registrable Securities) (all such expenses being herein called "Registration Expenses"), will be home by the Company; provided, however that, the Company shall not be obligated to pay (i) the fees and disbursements of any counsel for the Holder or liability insurance (if the Company elects to obtain such insurance) for the Holder, or (ii) any out-of-pocket expenses of the Holder, which fees, disbursements and expenses described in clauses (i) and (ii) preceding shall be borne by the Holder, and provided that the Holder shall bear its pro rata portion of any underwriting fees, discounts or commissions directly attributable to any sale of Registrable Securities in which the Holder participates.

         2.6 INDEMNIFICATION; CONTRIBUTION.

         (a) INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify and hold harmless each Holder of Registrable Securities, its officers, directors, partners and each Person who controls such Holder (within the meaning of the 1933 Act), and any Agent (as hereinafter defined) or investment advisor thereof against all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation, and attorneys fees and expenses as further provided in Section 2.6(c)) (collectively, "Liabilities") arising out of or based upon any untrue or alleged untrue statement of material fact contained in any registration statement, any amendment or supplement thereto, or any prospectus or preliminary prospectus contained therein, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as any such Liabilities arise out of or are based upon any untrue statement or omission based upon information with respect to such indemnified Person furnished in writing to the Company by such indemnified Person expressly for use therein. In connection with an underwritten offering, the Company will indemnify the underwriters thereof, their officers and directors and each Person who controls such underwriters (within the meaning of the 1933 Act) to the same extent as provided above with respect to the indemnification of the Holders of Registrable Securities or to such other extent as the Company and such underwriters may agree. For purposes of this Section 2.6(a), an "Agent" of a Holder of Registrable Securities is any Person acting for or on behalf of such Holder with respect to the holding or sale of such Registrable Securities.

         (b) INDEMNIFICATION BY HOLDERS OF REGISTRABLE SECURITIES. In connection with any registration statement in which the Holder is participating, the Holder will furnish to the Company in writing such information with respect to the name and address of the Holder and the amount of Registrable Securities held by the Holder and such other information as the Company shall reasonably request for use in connection with any such registration statement or prospectus, and agrees to indemnify, to the extent permitted by law, the Company, its directors and officers and each Person who controls the Company (within the meaning of the 1933 Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in the registration statement or prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein not misleading! to the extent. but only to the extent, that such untrue statement or omission is based upon any information with respect to the Holder so furnished in writing by the Holder specifically for inclusion in any prospectus or registration statement. In connection with an underwritten offering, the Holder participating in such offering will indemnify the underwriters thereof, their officers and directors and each Person who controls such underwriters (within the meaning of the 1933 Act) to the same extent as provided in the immediately preceding sentence with respect to indemnification of the Company. In no event shall the liability of the Holder hereunder be greater in amount than the dollar amount of the proceeds received by the Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

         (c) CONDUCT OF INDEMNIFICATION PROCEEDINGS. Any Person entitled to indemnification hereunder agrees to give prompt written notice to the indemnifying party after the receipt by such Person of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which such Person may claim indemnification or contribution pursuant to this Agreement and, unless in the written opinion of counsel for such indemnified party a conflict of interest may exist between such indemnified party and the indemnifying party with respect to such claim, permit the indemnifying party to assume, at the sole cost and expense of the indemnifying party, the defense of such claim with counsel reasonably satisfactory to such indemnified party. Whether or not such defense is assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, the indemnified party shall be entitled to hire counsel reasonably satisfactory to it, the fees and expenses of which shall be borne by, in their entirety, the indemnifying party; provided, however, that the indemnifying party shall not be obligated to pay the fees and expenses of more than one counsel with respect to such claim, unless in the opinion of counsel for any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels.

         (d) CONTRIBUTION. If the indemnification provided for in this Section
2.6 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 2.6(c), any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

         The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.6(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 2.6(d), the Holder shall not be required to contribute any amount in excess of the amount by which the total price at which the Registrable

Securities of the Holder were offered to the public exceeds the amount of any damages which the Holder has otherwise been required to pay by reason of such untrue statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(0 of the 1933 Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

         The obligations of the Company pursuant to this Section 2.6 shall be further subject to such additional express agreements of the Company as may be required to facilitate an underwritten offering, provided that no such agreement shall in any way limit the rights of the Holder under this Agreement, or create additional obligations of the Holder not set forth herein, except as otherwise expressly agreed in writing by the Holder.

         2.7 PARTICIPATION IN UNDERWRITING REGISTRATIONS. Holder may not participate in any underwritten registration hereunder unless the Holder (a) agrees to sell its securities on the terms of and on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements (which shall be (i) the Company in the case of an offering of securities by the Company and (ii) the Holder in the case of a Demand Registration) and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

         2.8 RULE 144; INFORMATION. The Company covenants that, upon any registration statement covering Company securities becoming effective, it will file the reports required to be filed by it under the 1933 Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder (or, if the Company is not required to file such reports, it will, upon the request of the Holder make publicly available other nonconfidential information as is necessary to permit sales under Rule 144 under the 1933 Act), and it will take such other action as the Holder may reasonably request, all to the extent required from time to time to enable the Holder to sell Registrable Securities without registration under the 1933 Act within the limitation of the exemptions provided by (a) Rule 144 under the 1933 Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission; provided further that if the Company is not required to file reports under the 1933 Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder, the Company shall, upon the request of the Holder, provide the Holder audited financial statements and access to the books and records of the Company and, if requested by the Holder sufficient information to enable the Holder to comply with Rule 144 or Rule 144A under the 1933 Act. Upon the request of the Holder, the Company will deliver to the Holder a written statement as to whether it has complied with such requirements.

         SECTION 3. OTHER REGISTRATION RIGHTS.

         3.1 FUTURE RIGHTS. From the date of this Agreement until the earlier to occur of the sixth anniversary hereof or the date that all Registrable Securities have been registered under the 1933 Act, the Company will not grant to any Person (excluding the Holder) any registration rights with respect to any securities of the Company other than registration rights ("new rights") that are granted in connection with the investment in the Company by such grantee of at least $1,000,000. Such new rights must (i) be subordinate to and of a lesser priority than the registration rights granted by the Company under this Agreement, (ii) be approved in writing by the Holder, and (iii) not be inconsistent with the terms of this Agreement. Additionally, new rights may not be granted without expressly providing that, with respect to demand registration rights granted to such other Persons, the Holder have a piggyback right upon the exercise of such new rights and shall be included in any related registration statement on the same terms and conditions as the holders of the new rights, subject to possible reduction at the initiative of the managing underwriter or underwriters, on terms substantially equivalent to those set forth in Section 2.1. The Company may grant registration rights that permit any Person the right to piggyback or may itself exercise the right to piggyback on any Demand Registration; provided that if the managing underwriter or underwriters of such offering delivers an opinion to the Holder that the total amount of securities which they and the holders of such piggyback rights intend to include in any offering is so large as to materially and adversely affect the success of such offering (including the price at which such securities can be sold), then the amount or kind of securities to be offered for the account of holders of such piggyback rights, or the Company if it is exercising piggyback rights, will be reduced to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by the managing underwriter prior to any reduction in the amount of Registrable Securities to be included; and further provided that if such offering is not underwritten, then any such piggyback shall only be exercised with the consent of the Holder.

         3.2 REPRESENTATION AND WARRANT. The Company hereby represents and warrants to Catalyst that on or prior to the date hereof, (a) the Company has not granted registration rights to any Person except for the registration rights granted under this Agreement, and (b) no consent, approval, authorization or waiver of any Person is required to permit the Company to (i) execute or deliver this Agreement or (ii) perform this Agreement in accordance with its terms other than with respect to registration under the 1933 Act and comparable registrations with state securities commissions.



         SECTION 4. MISCELLANEOUS.

         4.1 RECAPITALIZATION, EXCHANGES, ETC. The provisions of this Agreement shall apply, to the full extent set forth herein with respect to the Registrable Securities, to any and all shares of equity capital of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for, or in substitution of the Registrable Securities, in each case as the amounts of such securities outstanding are appropriately adjusted for any equity dividends, splits, reverse splits, combinations, recapitalization and the like occurring after the date of this Agreement.

         4.2 OPINIONS. When any legal opinion is required to be delivered hereunder, such opinion may contain such qualifications as may be customary or otherwise appropriate for legal opinions in similar circumstances.

         4.3 NOTICES. (a) All communications under this Agreement shall be in writing to the following addresses:

                  (i)      If to Company, to:

                                       ACR Group, Inc.
                                       3200 Wilcrest, #440
                                       Houston, Texas 77042
                                       Attention: Tony Maresca, Senior Vice
                                                  President and Chief Financial
                                                  Officer
                                      Facsimile No.: (713) 780-4067


                  (ii)     If to the Holder, to:

                                      The Catalyst Fund, Ltd.
                                      Three Riverway, Suite 770
                                      Houston, Texas 77056
                                      Attention: Ron Nixon
                                      Facsimile No.: (713) 623-0473

or to such other address as any party may furnish to the others in writing in accordance herewith, except that notices of changes of address shall be effective only upon receipt.

         (b) Any communication so addressed and mailed by first class registered or certified mail, postage prepaid, shall be deemed to be received on the third Business Day after so mailed, and if delivered by personal delivery (including by courier) or facsimile to such address, upon delivery during normal business hours.

         4.4 APPLICABLE LAW. This contract is entered into under, and shall be governed for all purposes by, the laws of the State of Texas.


         4.5 AMENDMENT AND WAIVER. This Agreement may be amended, and the provisions hereof may be waived, only by a written instrument signed by the Holder and the Company. No failure by either party hereto at any time to give notice of any breach by the other party of, or to require compliance with, any condition or provision of this Agreement shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

         4.6 REMEDY FOR BREACH OF CONTRACT. The parties agree that in the event there is any breach or asserted breach of the terms, covenants or conditions of this Agreement, the remedy of the parties hereto shall be in law and in equity and injunctive relief shall lie for the enforcement of or relief from any provisions of this Agreement. If any remedy or relief is sought and obtained by any party against one of the other parties pursuant to this Section 4.6, the other party shall, in addition to the remedy of relief so obtained, be liable to the party seeking such remedy or relief for the reasonable expenses incurred by such party in successfully obtaining such remedy or relief, including the fees and expenses of such party's counsel.

         4.7 SEVERABILITY. It is a desire and intent of the parties that the terms, provisions, covenants and remedies contained in this Agreement shall be enforceable to the fullest extent permitted by law. If any such term, provision, covenant or remedy of this Agreement or the application thereof to any Person or circumstances shall, to any extent, be construed to be invalid or unenforceable in whole or in part, then such term, provision, covenant or remedy shall be construed in a manner so as to permit its enforceability under the applicable law to the fullest extent permitted by law. In any case, the remaining provisions of this Agreement or the application thereof to any Person or circumstances other than those to which they have been held invalid or unenforceable, shall remain in full force and effect.

         4.8 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together will constitute one and the same Agreement.

         4.9 HEADINGS. The section and paragraph headings have been inserted for purposes of convenience and shall not be used for interpretive purposes.

         4.10 BINDING EFFECT. Unless otherwise provided herein, the provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and permitted assigns, and is not intended to confer upon any other Person any right or remedies hereunder, provided, however, that a transferee of Holder shall be deemed to be a Holder for purposes of obtaining the benefits or enforcing the rights of a Holder.


         4.11 ENTIRE AGREEMENT. This Agreement, together with the other agreements referenced herein, constitutes the entire agreement and supersedes all prior agreements, understandings, both written and oral, among the parties with respect to the subject matter hereof.

         4.12 MULTIPLE HOLDERS. In the event that more than one Person shall constitute the "Holder" under this Agreement each such Person shall have the rights and duties of the Holder hereunder with respect to its Registerable Securities but not those of any other such Persons. In that event, however, Catalyst (or if Catalyst no longer is a Person constituting the Holder, such other Person as all of the Persons constituting the Holder shall designate with the Company's consent) shall act as representative of all such Persons constituting the Holder (the "Holders' Representative") for the purposes of giving and receiving consents, notices, amendments, and documents and exercising the rights of the Holder. Accordingly, if more than one Person shall constitute the Holder (a) any amendment signed by the Holders' Representative shall be conclusively deemed, as between the parties hereto, as having been signed by the Holder, (b) any consent required or permitted to be obtained from the Holder shall be obtained only from the Holders' Representative, and (c) any notice required to be given or document delivered pursuant to this Agreement shall be deemed duly given or delivered only if given to the Holders' Representative in accordance with Section 4.3. In no event, however, shall the Holder's Representative or any other Person constituting the Holder be liable for information supplied by a Person constituting the Holder, and that Person and the Company shall deal directly with each other with respect to matters in
Section 2.6.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                         ACR GROUP, INC.

                                         By:
                                            --------------------------------
                                            Alex Trevino, Jr., President


                                         THE CATALYST FUND, LTD.

                                         By:    RDR Management I, Inc.,
                                                its general partner

                                                By:
                                                   -------------------------
                                                   Ron Nixon, Vice President